EXHIBIT 1 - JOINT FILING AGREEMENT

                           Joint Filing Agreement

         The undersigned hereby agree that the Amendment No. 1 to the Statement on Schedule 13D filed herewith (and any subsequent amendments thereto), relating to the common stock, par value $0.01 per share, of Interstate Hotels Corporation, is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Dated: May 10, 2002



                                         CGLH Partners I LP


                                         By: /s/ Joseph J. Flannery
                                            --------------------------------
                                            Name:  Joseph J. Flannery
                                            Title: Authorized Signatory



                                         CGLH Partners II LP


                                         By: /s/ Joseph J. Flannery
                                            --------------------------------
                                            Name:  Joseph J. Flannery
                                            Title: Authorized Signatory



                                         LB Interstate GP LLC


                                         By: /s/ Joseph J. Flannery
                                            --------------------------------
                                            Name:  Joseph J. Flannery
                                            Title: Authorized Signatory



                                         LB Interstate LP LLC


                                         By: /s/ Joseph J. Flannery
                                            --------------------------------
                                            Name:  Joseph J. Flannery
                                            Title: Authorized Signatory



                                         PAMI LLC


                                         By: /s/ Joseph J. Flannery
                                            --------------------------------
                                            Name:  Joseph J. Flannery
                                            Title: Authorized Signatory



                                         Property Asset Management Inc.


                                         By: /s/ Joseph J. Flannery
                                            --------------------------------
                                            Name:  Joseph J. Flannery
                                            Title: Authorized Signatory



                                         Lehman ALI Inc.



                                         By: /s/ Joseph J. Flannery
                                            --------------------------------
                                            Name:  Joseph J. Flannery
                                            Title: Authorized Signatory



                                         Lehman Brothers Holdings Inc.


                                         By: /s/ Joseph J. Flannery
                                            --------------------------------
                                            Name:  Joseph J. Flannery
                                            Title: Authorized Signatory



                                         MK/CG GP LLC


                                         By: /s/ Donald E. Lefton
                                            --------------------------------
                                            Name:  Donald E. Lefton
                                            Title: Authorized Signatory



                                         MK/CG LP LLC


                                         By: /s/ Donald E. Lefton
                                            --------------------------------
                                            Name:  Donald E. Lefton
                                            Title: Authorized Signatory



                                         CG Interstate Associates LLC


                                         By: /s/ Donald E. Lefton
                                            --------------------------------
                                            Name:  Donald E. Lefton
                                            Title: Authorized Signatory



                                         Continental Gencom Holdings, LLC


                                         By: /s/ Donald E. Lefton
                                            --------------------------------
                                            Name:  Donald E. Lefton
                                            Title: Authorized Signatory



                                         KFP Interstate, LLC


                                         By: /s/ Mahmood Khimji
                                            --------------------------------
                                            Name:  Mahmood Khimji
                                            Title: Authorized Signatory



                                         Grosvenor, LLC

                                         By: /s/ Mahmood Khimji
                                            --------------------------------
                                            Name:  Mahmood Khimji
                                            Title: Authorized Signatory



                                         Quadrangle Trust Company (BVI) Limited
                                           as trustee of The Newlyn Trust

                                         By: /s/ Nicholas Lane
                                            --------------------------------
                                            Name:  Nicholas Lane
                                            Title: Director



                                         KFP Holdings, Ltd.


                                         By: /s/ Mahmood Khimji
                                            --------------------------------
                                            Name:  Mahmood Khimji
                                            Title: Authorized Signatory




                                         Sherwood M. Weiser

                                          /s/ Sherwood M. Weiser
                                         -----------------------------------



                                         Donald E. Lefton

                                          /s/ Donald E. Lefton
                                         -----------------------------------



                                         Karim Alibhai

                                          /s/ Karim Alibhai
                                         -----------------------------------